UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2022

YUMANITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Guest Street, Suite 4410 Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-409-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YMTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Stockholders.

At a special meeting of stockholders of Yumanity Therapeutics, Inc. (the “Company” or “Yumanity”) held on December 13, 2022 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending merger with Kineta, Inc. (“Kineta”) and asset sale to Janssen Pharmaceutica NV (“Janssen”) (the “Transactions”). As of the date of this Current Report on Form 8-K, the Transactions are expected to close on or around December 16, 2022, subject to customary closing conditions.

As of November 4, 2022, the record date for the Special Meeting, there were 10,856,487 shares of Yumanity common stock, par value $0.001 per share outstanding, each of which was entitled to one (1) vote for each proposal at the Special Meeting. At the Special Meeting, a total of 8,463,108 shares of Yumanity common stock, representing approximately 77.95% of the shares of Yumanity common stock issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the Company’s stockholders voted on the proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2022, as supplemented by the prospectus supplement filed with the SEC on December 5, 2022 (collectively, the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below. There were no recorded broker non-votes.

Proposal 1: Approval of the Issuance of Shares of Yumanity Common Stock in the Merger to the Kineta Securityholders in Accordance with the Terms of the Merger Agreement, and the Change of Control Resulting Therefrom

To approve the issuance of shares of Yumanity common stock to Kineta securityholders in accordance with the terms of the Agreement and Plan of Merger, dated as of June 5, 2022 and as amended on December 5, 2022, by and among Yumanity, Yacht Merger Sub, Inc., (“Merger Sub”), and Kineta, pursuant to which Merger Sub will merge with and into Kineta, with Kineta surviving as a wholly-owned subsidiary of Yumanity (the “Merger”), and the change of control resulting from the Merger.

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions
7,041,544	103,788	14,958

Proposal 2: Approval of the Amendment to the Certificate of Incorporation of Yumanity Effecting the Yumanity Reverse Stock Split

To approve the amendment to the certificate of incorporation of Yumanity to effect a reverse stock split of Yumanity common stock, at a ratio of one (1) new share for every five (5) to twenty (20) shares of outstanding Yumanity common stock, with the exact ratio and effective time of the reverse stock split of Yumanity common stock to be determined by the Yumanity board of directors.

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions
8,205,401	245,825	11,882

Proposal 3: Approval of the Issuance of Shares of Yumanity Common Stock to the PIPE Investors in the Private Placement

To approve the issuance of shares of Yumanity common stock to certain institutional investors in a private placement.

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions
7,009,202	135,130	15,958

Proposal 4: Approval of the Asset Purchase Agreement and the Transactions Contemplated Thereby

To approve the Asset Purchase Agreement, dated as of June 5, 2022, by and among Yumanity and Janssen (the “Asset Purchase Agreement”), pursuant to which Yumanity will sell to Janssen all of Yumanity’s rights, title and interest in and to Yumanity’s clinical-stage product candidate, YTX-7739, as well as Yumanity’s unpartnered preclinical and discovery-stage product candidates and related intellectual property rights and Janssen will assume certain of Yumanity’s liabilities, for a purchase price of $26 million in cash (the “Asset Sale”).

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions
7,111,554	33,111	15,625

Proposal 5: Approval of the Kineta 2022 Equity Incentive Plan

To approve the Kineta 2022 Equity Incentive Plan.

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions
4,511,163	2,238,601	410,526

Proposal 6: Advisory, Non-Binding Vote on Transactions-Related Executive Compensation Arrangements

To consider and vote upon a proposal to approve, on a non-binding advisory vote basis, compensation that will or may become payable by Yumanity to its named executive officers in connection with the Merger and the Asset Sale.

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the non-binding proposal was approved:

Votes For	Votes Against	Abstentions
6,375,130	346,129	439,031

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to approve Yumanity Proposals No. 1, 2, 3 or 4, was not voted upon at the Special Meeting since there were sufficient votes to approve Yumanity Proposals No. 1, 2, 3 and 4.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibit furnished herewith contain forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words and phrases such as “aims,” “anticipates,” “believes,” “could,” “designed to,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words and phrases or similar expressions that are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the proposed merger between Yumanity and Kineta and the proposed asset sale to Janssen, including whether and when the transactions will be consummated; statements about the structure, timing and completion of the proposed transactions; the listing of the combined company on Nasdaq after the closing of the proposed merger; expectations regarding the ownership structure of the combined company after the closing of the proposed merger; the expected executive officers and directors of the combined company; the expected cash position of each of Yumanity and Kineta and the combined company at the closing of the proposed merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Kineta having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transactions are not satisfied; (ii) uncertainties as to the timing of the consummation of the proposed transactions and the ability of each of Yumanity, Kineta, Janssen and the institutional investors party to the securities purchase agreement, dated as of June 5, 2022 and as amended on October 24, 2022 and December 5, 2022, among Yumanity, Kineta and the institutional investors, to consummate the proposed merger, asset sale or the transactions contemplated by the securities purchase agreement, as applicable; (iii) risks related to Yumanity’s ability to manage its operating expenses and its expenses associated with the proposed transactions pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transactions; (v) the risk that as a result of adjustments to the exchange ratio, Yumanity stockholders and Kineta shareholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Yumanity’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transactions; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (ix) the risk that the amount of the dividend distributed to Yumanity stockholders in connection with the asset sale, if any, may be lower than currently anticipated; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transactions, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Yumanity’s most recent Annual or Quarterly Report filed with the SEC, and in other filings that Yumanity makes and will make with the SEC in connection with the proposed transactions, including the Proxy Statement. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Yumanity expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yumanity Therapeutics, Inc.

Date: December 13, 2022	By:	/s/ Richard Peters
Richard Peters
President and Chief Executive Officer